UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

TPG PACE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300

Fort Worth, TX 76102

(Address of principal executive offices, including zip code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	TPGH	New York Stock Exchange

Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	TPGH-U	New York Stock Exchange

Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	TPGH-WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 13, 2019, TPG Pace Holdings Corp., a Cayman Islands exempted company (the “Company”), each of the shareholders of Accel Entertainment, Inc. (“Accel”) set forth on Schedule 1 thereto (the “Sellers”) and David W. Ruttenberg and Gordon Rubenstein (each in their capacity as a Shareholder Representative) entered into a Transaction Agreement (the “Transaction Agreement”) with respect to the transactions contemplated by the Transaction Agreement (collectively, the “Stock Purchase”).

On July 22, 2019, pursuant to Section 8.13 of the Transaction Agreement, the Company, the Sellers, John S. Bakalar (as successor to Gordon Rubenstein) and David W. Ruttenberg (each of Mssrs. Bakalar and Ruttenberg in their capacity as a Shareholder Representative, a “Shareholder Representative”), entered into Amendment No.1 to the Transaction Agreement (the “Amendment”). The Amendment provides for certain administrative amendments to the Transaction Agreement, including, among other things, (i) amending the date by which the Transaction Agreement may be terminated if the closing of the Stock Purchase has not occurred, from September 30, 2019 (extendable to November 15, 2019) to November 30, 2019; (ii) providing to certain persons who will be stockholders of the Company immediately following the Stock Purchase, including any person who (1) will be a stockholder of the Company immediately following the Stock Purchase and (2) either (A) makes a written request to the Company or (B) will, immediately following the Stock Purchase, be subject to Section (b)(2) of Rule 144 of the Securities Act with respect to such person’s shares of voting stock of the Company following the Stock Purchase, the opportunity to enter into a Registration Rights Agreement, which shall be effective as of the closing of the Stock Purchase and (iii) providing any person who will hold (together with such person’s affiliates) at least 8% of the outstanding voting stock of the Company immediately following the Stock Purchase with the right to nominate an individual to the board of directors of the Company promptly following the closing of the Stock Purchase and that such nominated individual shall be a member of the board of directors promptly following the closing of the Stock Purchase, subject to certain limitations set forth therein.

Other than as modified pursuant to the Amendment, the Transaction Agreement remains in full force and effect. The foregoing descriptions of the Amendment and the Transaction Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, the form of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference, and of the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 13, 2019, and is incorporated herein by reference.

Item 8.01 Other Events.

On July 16, 2019, the Company was notified that Clairvest Equity Partners V Limited Partnership, through its general partner Clairvest GP Manageco Inc., Clairvest Equity Partners V-A Limited Partnership, and CEP V Co- Investment Limited Partnership, through their general partner Clairvest General Partner V L.P., through its general partner Clairvest GP (GPLP) Inc. (together “Clairvest”), filed a lawsuit (the “Clairvest Litigation”) relating to the Stock Purchase in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, naming Accel and Jeffrey C. Rubenstein, Andrew Rubenstein, Gordon Rubenstein and David W. Ruttenberg, as defendants. The Company is actively monitoring developments relating to the Clairvest Litigation and is considering all courses of action and remedies to vigorously protect its rights and interests under the Transaction Agreement.

On July 23, 2019, in connection with the Stock Purchase and the Transaction Agreement, as amended by the Amendment, and pursuant to the Drag-Along Agreement, (the “Drag-Along Agreement”) dated as of June 13, 2019, by and among the Company and the persons named as Dragging Shareholders thereto (the “Dragging Shareholders”), the Dragging Shareholders issued a written notice (the “Drag-Along Notice”) to Accel and certain shareholders of Accel, pursuant to which the Dragging Shareholders have exercised their drag-along rights under and in accordance with the Second Amended and Restated Statement of Designation of Preferred Shares of Accel Entertainment, Inc., dated as of March 7, 2016 (the “Accel Articles of Incorporation”). Pursuant to the Drag-Along Agreement, the Dragging Shareholders have agreed to cause each Accel shareholder who has not entered into the Transaction Agreement to deliver a joinder to the Transaction Agreement, pursuant to which such shareholder will agree to be bound by all of the terms and conditions of the Transaction Agreement (as modified by such joinder). Accel has advised the Company that, pursuant to the Accel Articles of Incorporation and the Drag-Along Notice, the two Shareholder Representatives have been appointed as proxies and attorneys-in-fact to vote or act by written consent with respect to all Accel shares held by any Accel shareholders, regardless of whether or not they have entered into the Transaction Agreement. On July 24, 2019, Accel issued a press release regarding the exercise by the Dragging Shareholders of their drag-along rights under and in accordance with the Accel Articles of Incorporation.

In addition, the Company announced that it anticipates that the Stock Purchase will close in the first half of the fourth quarter of 2019. In connection therewith, the Company will be filing with the SEC a preliminary proxy statement on Schedule 14A with respect to an extraordinary general meeting of the shareholders of the Company to consider and vote upon, among other things, a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Company Articles”) to extend the date by which the Company has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extension”).

Additional Information and Where to Find It

The Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to the Company’s securities to be issued in connection with the proposed Stock Purchase. The Registration Statement will contain important information about the proposed Stock Purchase and related matters. COMPANY SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

In addition, the Company intends to file with the SEC a proxy statement on Schedule 14A (the “Extension Proxy”). The Extension Proxy will contain important information about the proposed Extension and related matters. COMPANY SHAREHOLDERS ARE URGED AND ADVISED TO READ THE EXTENSION PROXY CAREFULLY WHEN IT BECOMES AVAILABLE. The Extension Proxy and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Extension Proxy by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

Participants in the Solicitation

The Company, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Stock Purchase. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company shareholders in connection with the proposed Stock Purchase will be set forth in the Registration Statement for the proposed Stock Purchase when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Stock Purchase will be included in the Registration Statement that the Company intends to file with the SEC.

The Company, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Extension. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company shareholders in connection with the proposed Extension will be set forth in the Extension Proxy for the proposed Extension when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Extension will be included in the Extension Proxy that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” as defined within the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this Current Report regarding the proposed Stock Purchase or the proposed Extension, the Company’s ability to consummate the Stock Purchase or complete the Extension, the benefits of the Stock Purchase or the Extension and the future financial performance of the Company following the Stock Purchase or the Extension, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. Forward-looking statements may be identified by the use of words such as “could,” “should,” “will,” “may,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement and the proposed Stock Purchase; (2) the risk that the proposed Stock Purchase disrupts current plans and operations of Accel or its subsidiaries or the Company as a result of the announcement and consummation of the Stock Purchase; (3) the inability to complete the proposed Stock Purchase; (4) litigation relating to the Stock Purchase, including the Clairvest Litigation; (5) the inability to complete the private placements as set forth in the Subscription Agreements; (6) the inability to recognize the anticipated benefits of the proposed Stock Purchase, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) the inability to meet the NYSE’s listing standards following the consummation of the Stock Purchase; (8) costs related to the proposed Stock Purchase; (9) changes in applicable laws or regulations; (10) the possibility that the Company or Accel may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that the proposals to complete the Extension are not approved; and (12) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward looking statements, which speak only as of the date made. Forward-looking statements included in this Current Report speak only as the date of this Current Report, the Company undertakes no commitment to update or revise the forward looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Stock Purchase or the proposed Extension or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable regulations in the Cayman Islands.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

2.1*	Form of Amendment No. 1 to Transaction Agreement, dated July 22, 2019, among the Company, the Sellers and the Shareholder Representatives

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG PACE HOLDINGS CORP.

By:	/s/ Karl Peterson
Karl Peterson
Chief Executive Officer

Date: July 24, 2019